UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2025

MAYWOOD ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42518	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

418 Broadway, #6441

Albany, NY 12207

(Address of Principal Executive Offices) (Zip Code)

(718) 974-6945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	MAYAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MAYA	The Nasdaq Stock Market LLC
Rights, each entitling the holder to one fifth of one Class A ordinary share upon the completion of the Company’s initial business combination	MAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2025, in connection with the execution of the Transfer Agreement (as defined below), Maywood Acquisition Corp. (the “Company”) entered into an Indemnity Agreement (the “Indemnification Agreement”) by and between the Company and Inflection Point Fund I LP (the “Purchaser”). Pursuant to the Indemnification Agreement, the Company will indemnify, exonerate and hold harmless the Purchaser and its shareholders, members, directors, managers, officers, control persons, affiliates, agents, advisors, consultants and representatives (together with the Purchaser, each, an “Indemnified Person”) from and against any and all claims, losses, liabilities, obligations, judgments, settlements, fees, costs, expenses, and the like, arising out of or relating to any pending or threatened claim, action, suit, proceeding, or investigation against any of them or in which any of them may be a participant or may otherwise be involved (including as a witness) that arise out of or relates to the Company’s operations or conduct of its business, the Company’s initial business combination, the Purchaser’s ownership of equity interests of the Company, and/or any claim against an Indemnified Person alleging any expressed or implied management, control or endorsement of any activities of the Company, or any express or implied association with the Company or any of its affiliates. The Indemnification Agreement will not however apply to claims arising primarily out of (a) any breach by such Indemnified Person of any other agreement between such Indemnified Person and the Company, or (b) the willful misconduct, gross negligence or bad faith of such Indemnified Person.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Indemnification Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On September 9, 2025, in connection with the execution of the Transfer Agreement (as defined below), the Company entered into a termination agreement (the “Termination Agreement”), pursuant to which the Company terminated the Administrative Services Agreement with Maywood Sponsor, LLC (the “Sponsor”) dated February 12, 2025, and the Sponsor forgave and fully discharged all outstanding fees thereunder as of the date of the Closing (as defined below).

The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the text of the Termination Agreement, which is filed hereto as Exhibit 10.2 and which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in Items 5.02 and 8.01 are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Concurrently with the execution of the Transfer Agreement (as defined below), on September 9, 2025, the Sponsor delivered executed resignation letters of each of the Company’s officers and directors (other than Zikang Wu, the Company’s Chairman, Chief Executive Officer and Chief Financial Officer) to the Purchaser. As a result and pursuant to the resignation letters, immediately prior to the Closing, the Company’s existing officers, other than Zikang Wu solely in his capacity of Chief Financial Officer, were replaced with the persons indicated below (such persons, the “New Officers”) and all of the Company’s existing directors, other than Zikang Wu, were replaced with the persons indicated below (such persons, the “New Directors”), effective on September 11, 2025 pursuant to the vote by the holder of the Company’s Class B ordinary shares.

Appointment of New Officers and New Directors

As indicated above, each of the Company’s existing officers and directors (other than Mr. Wu in his capacity as a director and officer) were replaced with the following individuals:

Name	Age	Title
Michael Blitzer	48	Chairman and Chief Executive Officer
Kevin Shannon	30	Chief Operating Officer
William Denkin	58	Director (Independent, also member of Audit Committee)
Steven Tannenbaum	65	Director (Independent, also member of Audit Committee)

Michael Blitzer

Michael Blitzer has served since October 2024 as the Chairman and CEO of Inflection Point Acquisition Corp. III (“Inflection Point III”), a special purpose acquisition company which announced the signing of a definitive agreement for its initial business combination with Air Water Ventures Holdings Limited on August 25, 2025. He also has served since July 2025 as the President and CEO and director of Bleichroeder Acquisition Corp. I (which will be renamed Inflection Point Acquisition Corp. IV) (“Inflection Point IV”), a special purpose acquisition company which announced the signing of a definitive agreement for its initial business combination with Merlin Labs, Inc. on August 13, 2025. Mr. Blitzer served as CEO and director of Inflection Point Acquisition Corp. II (“Inflection Point II”), a special purpose acquisition company, from March 2023 until the completion of its business combination with USA Rare Earth, LLC in March 2025, and previously served as co-CEO and director of Inflection Point Acquisition Corp. (“Inflection Point I”), a special purpose acquisition company, from February 2021 until the completion of its business combination with Intuitive Machines, LLC in February 2023. He currently sits on the board of directors and audit committee of Intuitive Machines, Inc. (Nasdaq: LUNR) and is the chair of the board of directors of USA Rare Earth, Inc. (Nasdaq: USAR). Mr. Blitzer is the founder and co-CEO of Kingstown Capital Management (“Kingstown”), which he founded in 2006 and grew to a multi-billion asset manager with some of the world’s largest endowments and foundations as clients. Over 19 years, Kingstown has invested in public and private equities, SPACs, PIPEs, and derivatives. At Kingstown, Mr. Blitzer has overseen and participated in nearly all the firm’s investment decisions including countless public and private investments in disruptive growth industries. Mr. Blitzer brings an in-depth understanding of public markets and has invested in a variety of corporate transactions such as spin-offs, rights offerings, public offerings, privatizations, and mergers & acquisitions. Mr. Blitzer began his Wall Street career at J.P. Morgan Securities in 1999 advising companies globally in private debt and equity capital raises followed by work at the investment fund Gotham Asset Management, which was founded by the author and investor Joel Greenblatt. Mr. Blitzer taught courses in Investing at Columbia Business School for five years in the 2010s. He holds an M.B.A. from Columbia Business School and a B.S. from Cornell University where he received the Cornell Tradition Fellowship. Mr. Blitzer is a trustee of Greens Farms Academy in Westport, CT where he is also Treasurer and Chair of the Investment Committee. We believe Mr. Blitzer is qualified to serve on our board of directors due to his extensive investment, financial, managerial and oversight experience as an investor and board member.

Kevin Shannon

Kevin Shannon has served as the COO of Inflection Point III since November 2024 and as the He COO of Inflection Point IV since July 2025. He served as Chief of Staff of Inflection Point II from March 2023 to March 2025 and previously served as Chief of Staff of Inflection Point I from March 2021 to February 2023. In his role as Chief of Staff for Inflection Point II and Inflection Point I, Mr. Shannon was an active participant in all target search, negotiation, and due diligence workstreams. Mr. Shannon is a founder and partner of Inflection Point Asset Management, which he co-founded with Michael Blitzer in 2024. Inflection Point Asset Management invests in concentrated SPAC sponsor and PIPE positions, primarily focused on backing the Inflection Point franchise of SPACs. Mr. Shannon also currently serves as Capital Markets Advisor for Intuitive Machines, Inc and as Special Advisor to USA Rare Earth, Inc. Prior to Inflection Point Asset Management, Mr. Shannon was a Principal at The Venture Collective from April of 2023 to March of 2024 helping to source and diligence later stage investments for the venture capital firm. Before that, Mr. Shannon was a Senior Analyst at Kingstown from March of 2021 to March of 2023. Mr. Shannon began his career in Equity Capital Markets at Bank of America, spending time working across the Technology, Industrials, Equity-Linked, and SPAC teams within ECM. Mr. Shannon holds a B.A. from Colgate University.

William Denkin

William Denkin currently serves on the board of directors of Inflection Point III. Since April 2019, Mr. Denkin has been retired and managing his personal investments. Mr. Denkin served as Managing Director at Cowen and Company from April 2016 to April 2019. Prior to that, he served as Managing Director at CRT Capital Group (f/k/a Credit Research Trading) from June 1994 to April 2016. Mr. Denkin began his career as a trader at Shearson Lehman in 1989, where worked until 1991. He holds an M.B.A. from Columbia Business School and a B.S. in Economics from Colgate University. We believe Mr. Denkin is qualified to serve on our board of directors due to his extensive investment, trading and financial services experience.

Steven Tannenbaum

Steven Tannenbaum serves as the President of Greenwood Investments, Inc., the general partner of several investment partnerships focusing on investments in public and private equities and development of commercial real estate since 1995. Mr. Tannenbaum began his career as an energy futures contract trader and member of the New York Mercantile Exchange in 1984. Subsequently from 1987 to 1993 he managed physical oil and oil futures trading activities for Astroline Corporation and Tricon, USA. Mr. Tannenbaum received a Bachelor of Science degree in Business Administration from the School of Management at Boston University in 1981. We believe Mr. Tannenbaum is qualified to serve on our board of directors due to his extensive investment and managerial experience.

In connection with the above appointments, the Company and each of the New Officers and New Directors entered into a new form of indemnification agreement (each, a “D&O Indemnification Agreement”). Other than pursuant to the Transfer Agreement, there are no arrangements or understandings pursuant to which such individuals have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the form of D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the form of D&O Indemnification Agreement, which is filed hereto as Exhibit 10.3 and which is incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association (“Articles”), prior to the closing of the Company’s initial business combination, only holders of Class B ordinary shares are entitled to vote on the election of directors. On September 11, 2025, the sole shareholder of the Class B Shares elected the following directors to the Company’s Board of Directors: Michael Blitzer, William Denkin and Steven Tannenbaum. There were no votes against or withheld such individuals, and there were no abstentions.

Item 8.01. Other Events

On September 9, 2025, the Sponsor entered into a Securities Transfer Agreement (the “Transfer Agreement”) with the Purchaser, an affiliate of certain of the New Officers, pursuant to which the Sponsor has agreed to sell to the Purchaser an aggregate of 990,000 Class B Ordinary Shares of the Company, par value $0.0001 per share (the “Class B Shares” and such transferred shares, the “Transferred Shares”), and assign the $500,000 aggregate principal amount promissory note, dated February 12, 2025, issued by the Company to the Sponsor in connection with the Company’s initial public offering (the “IPO”), for an aggregate purchase price of $1,800,000 (the “Transaction”). The Transaction was consummated on September 9, 2025 (the “Closing”).

Pursuant to the Transfer Agreement, among other things:

●	on September 9, 2025, the Company, each of its directors and officers, the Sponsor, the Purchaser, and each of the New Directors and New Officers entered into an amended and restated letter agreement (the “A&R Letter Agreement”), which amended and restated that certain Letter Agreement, dated February 12, 2025, originally entered into in connection with the IPO, which is filed hereto as Exhibit 10.4 and is incorporated herein by reference;

●	on September 9, 2025, the Purchaser executed a joinder agreement to become a party to that certain Registration Rights Agreement, dated February 12, 2025, originally entered into in connection with the IPO;

●	the Sponsor converted the 2,028,750 Class B Shares retained by it after the transfer of the Transferred Shares (such shares, the “Retained Founder Shares”) on a one-for-one basis into Class A ordinary shares of the Company pursuant to the terms of the Class B Shares; and

●	the Sponsor agreed to vote all of its Class A ordinary shares (including the Retained Founder Shares and the Class A ordinary shares underlying the units purchased by the Sponsor in the private placement that occurred concurrently with the IPO (such units, together with the Retained Founder Shares, the “Retained Securities”)) in favor of the Company’s initial business combination and all other proposals submitted by the Company to its shareholders in connection therewith, and in favor of any amendment to the Articles to extend the time in which the Company has to complete its initial business combination. The Sponsor also agreed to enter into any voting support agreement, lock-up agreement, or similar agreement with respect to the Retained Securities that the Purchaser enters into, and agreed not to transfer any Retained Securities until the consummation of the Company’s initial business combination except to certain permitted transferees as provided in the A&R Letter Agreement.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Indemnification Agreement, dated as of September 9, 2025, by and between Maywood Acquisition Corp. and Inflection Point Fund I LP.
10.2	Termination of the Administrative Services Agreement, dated September 9, 2025, by and between Maywood Acquisition Corp. and Maywood Sponsor LLC.
10.3	Form of D&O Indemnification Agreement.
10.4	Amended and Restated Letter Agreement, dated September 9, 2025, by and among Maywood Acquisition Corp., Maywood Sponsor LLC, Inflection Point Fund I LP, and each of Maywood Acquisition Corp.’s current and former directors and officers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYWOOD ACQUISITION CORP.

Dated: September 12, 2025

	By:	/s/ Michael Blitzer
		Name:	Michael Blitzer
		Title:	Chief Executive Officer and Chairman